UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2008

SELECT COMFORT CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442

(Address of principal executive offices)                             (Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 23, 2008, Select Comfort Corporation issued a press release announcing results for the fiscal first quarter ended March 29, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The company also made available an accompanying presentation posted in the Investor Relations section of www.selectcomfort.com. The presentation materials are attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1	Press Release, dated April 23, 2008

Exhibit 99.2	Presentation materials posted in the Investor Relations section of www.selectcomfort.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: April 23, 2008	By:	/s/ Mark A. Kimball
Mark A. Kimball
	Title:	Senior Vice President

INDEX TO EXHIBITS

The exhibits listed in this index are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 23, 2008

99.2	Presentation materials posted in the Investor Relations section of www.selectcomfort.com